UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of Registrant as specified in charter)

Nevada	001-34515	20-8468508
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9 North West Fourth Ring Road Yingu Mansion Suite 1708
Haidian District Beijing, People’s Republic of China 100190
(Address of principal executive offices) (Zip Code)

+86 10 82525361
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e -4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2013, China Advanced Construction Materials Group, Inc., a Nevada corporation, issued a press release announcing its financial results for the quarter ended September 30, 2013, providing financial guidance for the second fiscal quarter of 2014 and reaffirming its full year financial guidance for fiscal year 2014. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained in this item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release dated November 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2013	CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

By: /s/ Xianfu Han
Xianfu Han
Chief Executive Officer